SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 12, 2005


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                      000-51006                98-040339
(State or other Jurisdiction of   (Commission File Number)   (IRS Employer No.)
 Identification Incorporation)

                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

     As noted below under Item 8.01, on October 12, 2005, Harbin Electric, Inc. (the "Company") and Mr. Barry Raeburn entered into an employment agreement (the "Employment Agreement"). Pursuant to the terms and conditions of the Employment Agreement, the Company has agreed to grant options to Mr. Raeburn to purchase 250,000 shares of the Company's common stock, at an exercise price of $3.93 per share, vesting over three years. A copy of the Employment Agreement is attached as Exhibit 10.1 and is incorporated herein by this reference.



ITEM 8.01 OTHER EVENTS

     Effective September 26, 2005, the Board of Directors of the Company elected Barry Raeburn as Executive Vice President of Finance and Corporate Development.

     Prior to joining the Company, Mr. Raeburn was an analyst with Dutton Associates, an equity research firm, for which he may continue to provide limited services from time to time. From May of 2004 to July of 2005, Mr. Raeburn worked as a specialty technology & hardware analyst at Emerging Growth Equities, an investment bank. From March of 1998 to March of 2004, Mr. Raeburn worked at Pilgrim Baxter & Associates, an investment advisor, both as a quantitative analyst and as a technology research analyst.

     A copy of the Employment Agreement is attached as Exhibit 10.1 and is incorporated herein by this reference.

     A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by this reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits

           10.1    Employment Agreement of Barry Raeburn, October 12, 2005

           99.1    Harbin Electric, Inc. press release issued October 17, 2005


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

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Date: October 14, 2005


                                           Harbin Electric, Inc.
                                           ---------------------
                                           (Registrant)




                                           By:  /s/ Tian Fu Yang
                                           ----------------------
                                           Tian Fu Yang
                                           Chief Executive Officer


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
                                 EXHIBIT INDEX



Exhibit
Number                             Description
--------------------------------------------------------------------------------
10.1 Employment Agreement, dated October 12, 2005, between the Company and Mr. Barry Raeburn
99.1    Harbin Electric, Inc. press release issued October 17, 2005


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